UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

CARDCONNECT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36846	46-5380892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Continental Drive, Suite 300, King of Prussia, PA	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (484) 581-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On April 3, 2017, CardConnect Corp., a Delaware corporation (the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with CCN Chicago, LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of the Company (“Merger Sub”), MertzCo, Inc., an Illinois corporation (“Target”), and Michael J. Mertz, the sole stockholder of the Target, pursuant to which the Company acquired Target through the merger of Target with and into Merger Sub (the “Merger”). The Merger was effective on April 3, 2017.

Target was engaged in the business of marketing and reselling credit card, debit card, gift card, loyalty card, and other payment processing services, automated clearing house and point of sale equipment, software and related goods and services.

Pursuant to the Merger Agreement, total consideration in the Merger was $39,000,000, consisting of (i) $12,000,000 in cash consideration and (ii) 1,982,932 shares of Company common stock, representing $27,000,000 in Company common stock based on a price per share of $13.6162, which is the value weighted average price of a share of Company common stock for 15 trading days prior to the date the parties entered into a letter of intent for the transaction (the “Equity Consideration”).

A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description does not purport to be complete and is qualified in its entirety by reference thereto.

Escrow Agreement

In connection with the Merger, the Company entered into an escrow agreement dated April 3, 2017 with Michael J. Mertz, and Continental Stock Transfer & Trust Company (the “Escrow Agent”) providing for the Escrow Agent to hold 236,850 shares of the Equity Consideration in an escrow fund (the “Escrow Fund”) to secure certain rights of the Company with respect to Mr. Mertz’s indemnification obligations under the Merger Agreement (the “Escrow Agreement”). Assuming no claims are asserted, half of Escrow Fund will be released to Mr. Mertz on January 3, 2018 and the remaining portion of the Escrow Fund will be released to Mr. Mertz on October 3, 2018.

A copy of the Escrow Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description does not purport to be complete and is qualified in its entirety by reference thereto.

Employment Agreement

In connection with the Merger, the Company entered into an employment agreement dated April 3, 2017 with Mr. Mertz and CardConnect, LLC (f/k/a/Financial Transaction Services, LLC), a Delaware limited liability company and indirect wholly-owned subsidiary of the Company (the “Employment Agreement”). Commencing on April 3, 2017, Mr. Mertz will serve as the Chief Sales Officer of the Company and its subsidiaries. The initial term of Mr. Mertz’s employment period extends for five years and thereafter automatically will renew for additional one-year periods unless either party notifies the other that it does not wish to renew the agreement no later than sixty (60) days prior to the end of the current term. Mr. Mertz will earn an annual base salary of $400,000, subject to increase by the Company’s compensation committee.

Subject to continued employment, Mr. Mertz will be eligible to receive, in respect of each full calendar year, an annual bonus based on the Company’s performance, as measured by our achievement of certain target(s) as may be approved by the Company’s compensation committee.

As an inducement to enter into the Employment Agreement, on April 3, 2017, Mr. Mertz was granted non-qualified stock options pursuant to an inducement non-qualified stock option award agreement (the “Inducement Award”) to purchase 400,000 shares of common stock of the Company at an exercise price equal to the fair market value of the Company’s common stock on the grant date. Such options vest and become exercisable in four annual installments beginning on the first anniversary of the date of the grant, except that such non-qualified stock options will become fully vested and exercisable (i) if Mr. Mertz’s employment is terminated by the Company without cause or by Mr. Mertz with good reason or (ii) upon a “change of control” as defined in the Inducement Award.

2

If the Company terminates Mr. Mertz’s employment without cause or Mr. Mertz terminates his employment with good reason, Mr. Mertz is entitled to receive:

●	the prorated portion of his base salary and yearly bonus through the termination date; and
●	continued base salary payments and medical benefits for twelve months following termination.

If Mr. Mertz’s employment terminates for any reason, he will be subject to certain restrictive covenants including ongoing confidentiality and non-disclosure covenants, and non-compete and non-solicitation covenants and a prohibition on hiring employees of the company during the 24 months following termination, subject to certain limited exceptions.

A copy of the Employment Agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description does not purport to be complete and is qualified in its entirety by reference thereto.

A copy of the Inducement Award is filed herewith as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description does not purport to be complete and is qualified in its entirety by reference thereto.

Item 2.01 Completion of Acquisition or Disposition of Assets

Reference is made to disclosure set forth under Item 1.01 of this Current Report on Form 8-K regarding the Merger Agreement and Merger, including the reference to Exhibit 2.1, which is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to disclosure set forth under Item 1.01 of this Current Report on Form 8-K regarding the Equity Consideration issued to Mr. Mertz in connection with the Merger, which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On April 3, 2017, the Company issued a press release announcing the consummation of the Merger and the issuance of the Inducement Award to Mr. Mertz. This press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

3

Item 9.01  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

Audited Financial Statements of MertzCo, Inc. as of and for the year ended December 31, 2016.

(b)  Pro Forma Financial Information

Unaudited Pro Forma Financial Information

(d)  Exhibits.

Exhibi No.	Description
2.1	Merger Agreement (1)
10.1	Escrow Agreement
10.2	Employment Agreement
10.3	Inducement Award Agreement
23.1	Consent of Independent Auditor
99.1	Press Release issued April 3, 2017 regarding consummation of the Merger and Inducement Award to Mr. Mertz
99.2	Audited Financial Statements of MertzCo, Inc. as of and for the year ended December 31, 2016
99.3	Unaudited Pro Forma Financial Information

(1)	The exhibits and schedules to this Exhibit 2.1 have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDCONNECT CORP.

Dated: April 7, 2017	By:	/s/ Jeffrey Shanahan
	Name:	Jeffrey Shanahan
	Title:	Chief Executive Officer and President

5

EXHIBIT INDEX

Exhibit No.	Description
2.1	Merger Agreement (1)
10.1	Escrow Agreement
10.2	Employment Agreement
10.3	Inducement Award Agreement
23.1	Consent of Independent Auditor
99.1	Press Release issued April 3, 2017 regarding consummation of the Merger and Inducement Award to Mr. Mertz
99.2	Audited Financial Statements of MertzCo, Inc. as of and for the year ended December 31, 2016
99.3	Unaudited Pro Forma Financial Information

(1)	The exhibits and schedules to this Exhibit 2.1 have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

6